UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2020

American Woodmark Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

561 Shady Elm Road,	Winchester,	Virginia	22602
(Address of principal executive offices			(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock (no par value)	AMWD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

American Woodmark Corporation

This Amendment No. 1 of Form 8-K amends the Form 8-K filed by American Woodmark Corporation (the “Company”) on July 14, 2020 (the “July 14 Form 8-K”) with the Securities and Exchange Commission to add the following disclosure now that the compensation described below in Item 5.02 has been determined. The remainder of the July 14 Form 8-K remains valid and not impacted by this Amendment.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 19, 2020, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") approved a base salary for M. Scott Culbreth, President and Chief Executive Officer, of $700,000 per year and a maximum potential bonus opportunity equal to 200% of his base salary. The Compensation Committee also approved a base salary for Paul Joachimczyk, Vice President and Chief Financial Officer of $320,000 per year and a maximum potential bonus opportunity equal to 100% of his base salary

On August 19, 2020, the Compensation Committee also approved an amendment to Mr. Culbreth's employment agreement and a new employment agreement for Mr. Joachimczyk. The employment agreements for Messrs. Culbreth and Joachimczyk contain a description of expected duties, base salary and maximum potential cash bonus, and severance in the event of termination without cause or in the event of termination upon change in control. Messrs. Culbreth and Joachimczyk's employment agreements also contain restrictive covenants which specify confidentiality, non-solicitation, and non-competition with the Company in the event of termination. The employment agreements are for an initial four-month term expiring December 31, 2020 and will be automatically extended for additional one-year periods, unless either party gives notice of nonrenewal on or before November 1.

The new agreements for Messrs. Culbreth and Joachimczyk, which are included as exhibits to this Form 8-K/A and hereby incorporated by reference into this Item, encompass the entire understanding between the parties and supersede all prior agreements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1*	Management Contract - Amended Employment Agreement for Mr. M. Scott Culbreth
10.2*	Management Contract - Employment Agreement for Mr. Paul Joachimczyk
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ PAUL JOACHIMCZYK	/s/ M. SCOTT CULBRETH

Paul Joachimczyk	M. Scott Culbreth
Vice President & Chief Financial Officer	President & Chief Executive Officer

Date: August 25, 2020	Date: August 25, 2020
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer